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                         Bay View 2000-LJ-1 Auto Trust
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                           PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                         Bay View Capital Corporation

                         Bay View 2000-LJ-1 Auto Trust
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                                  DISCLAIMER

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The Information contained in the attached materials (the "Information") is produced and provided exclusively by PaineWebber Incorporated ("PW") and not by or as agent for Bay View Acceptance Corporation ("Bay View" or the "Servicer"), any affiliate of the issuer or any other person or entity acting in any other capacity such as, for example, a servicer, trustee or other party to the transaction or otherwise. Neither the issuer nor any other person or entity, other than PW, has prepared, reviewed or participated in the preparation of the Information, authorized its dissemination, or makes any representation as to its accuracy or completeness. The Information is accurate and complete to the best of PW's knowledge. Certain of the Information, however, may be based on data supplied to PW by the issuer, servicer or other person ("Third Party Data"). Although PW believes that any Third Party Data was obtained from reliable sources, PW makes no representation as to its accuracy or completeness or as to the accuracy of any calculations derived from such data. The information contained herein is preliminary and will be superceded in its entirety by the applicable private placement memorandum, prospectus, prospectus supplement, or other information, if any, subsequently filed with the Securities and Exchange Commission (collectively, the "Offering Documents"). Any information herein regarding the collateral or the securities supercedes any prior information regarding the collateral or the securities and will be superceded by subsequent information regarding the collateral and/or the securities contained in subsequent versions of the Information, if any, or in the Offering Documents. You should make your investment decision with respect to the securities described herein based solely upon the information contained in the Offering Documents related to the Bay View 2000-LJ-1 Auto Trust.

The Information is generally comprised of loan or asset pool information, which is almost always entirely Third Party Data; security characteristics, such as, for example, payment priorities, subordination levels, or the number or principal amount of the various classes of securities described; and performance analysis. Security characteristics may be described in such a manner as to focus on a particular attribute without making a complete assessment of all the security's characteristics. As such, the Information may not reflect the impact of all structural characteristics of the security, such as call events, for example, in a description of payment priorities. Security characteristics and pool information are subject to change. Any investment decision should be based only on the Offering Documents.

Performance analyses are typically produced using mathematical models that are applied to data using different assumptions. The data, including Third Party Data, may be either historical or hypothetical. The Information will generally (but not always) identify the assumptions used in the analysis. Assumptions about prepayments, future interest rates, volatility and collateral performance are some of the assumptions typically used in modeling the types of performance analyses that may be included in the Information. There may be others. Contact your PW registered representative if you require further explanation of the assumptions used or PW's modeling techniques. Also, there may be differences between assumptions used in the Information and the assumptions, or range of assumptions, that you would use to analyze performance. You should consider whether performance analyses should be tested under different assumptions. In addition, you are cautioned that there is no universally accepted method for analyzing or modeling financial instruments. Models used by PW to produce analyses contained in the Information may be proprietary making the results difficult for any third party to recreate. PW makes no representation or warranty as to the models used to produce the Information. PW does not guarantee any results and there is no guarantee as to the liquidity of the securities described in the Information.

PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. This Information shall not be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, which may be made only by prospectus when required by law, in which event you may obtain such prospectus from PW, and we will not sell the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction. PW shall not be, or be deemed to be, a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. Absent such
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 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
 DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISORE
                                 IMMEDIATELY.
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                                  PaineWebber
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                         Bay View 2000-LJ-1 Auto Trust
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agreement PW is acting as principal and PW strongly urges you to seek advice from your counsel, accountant and tax advisor since you, and not PW, must determine the appropriateness for you of any of the securities or potential securities described in the Information.
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 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
 DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISORE
                                 IMMEDIATELY.
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                                                                               2
                                  PaineWebber
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                         Bay View 2000-LJ-1 Auto Trust
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                        Bay View Acceptance Corporation
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                             Delinquency Experience


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                                  December 31, 1996       December 31, 1997       December 31, 1998       December 31, 1999
                                  No.       Amount        No.       Amount        No.       Amount        No.       Amount
                                -------  -------------  -------  -------------  -------  -------------  -------  -------------
                                ----------------------------------------------------------------------------------------------
Total Servicing Portfolio       23,956   $296,625,349   32,694   $443,028,083   41,152   $616,444,530   48,421   $768,454,083

Delinquencies
30-59 days                         127   $  1,322,908      193   $  2,403,399      248   $  3,207,507      303   $  3,493,287

60-89 days                          67   $    625,339      128   $  1,576,297      107   $  1,377,666       86   $  1,131,934

90 days +                           51   $    454,682       49   $    461,766       32   $    468,126       51   $    660,656
                                ------   ------------   ------   ------------   ------   ------------   ------   ------------

Total Delinquencies                245   $  2,402,929      370   $  4,441,462      387   $  5,053,299      440   $  5,285,877

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Total Delinquencies as % of       1.02%          0.81%    1.13%          1.00%    0.94%          0.82%    0.91%          0.69%
 Servicing Portfolio
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

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISORE
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                               3
                                  PaineWebber

                         -----------------------------
                         Bay View 2000-LJ-1 Auto Trust
                         -----------------------------


                        Bay View Acceptance Corporation
                        -------------------------------



                             Credit Loss Experience



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                                       December 31, 1996       December 31, 1997       December 31, 1998        December 31,1999
                                       No.       Amount        No.       Amount        No.       Amount        No.       Amount
                                     -------  -------------  -------  -------------  -------  -------------  -------  -------------
                                     ----------------------------------------------------------------------------------------------
Avg. Servicing Portfolio             23,632   $288,360,500   28,765   $357,550,600   38,101   $546,359,500   44,626   $691,071,700

Gross Charge-Offs                       709   $  4,455,485      868   $  6,644,502    1,002   $ 11,268,845      559   $  8,847,805

Recoveries                                -   $    755,482        -   $    903,783        -   $  3,151,701        -   $  2,044,506

Net Losses                                -   $  3,700,003        -   $  5,740,719        -   $  8,117,144        -   $  6,803,299

Gross Charge-offs as a % of  avg.      3.00%          1.55%    3.02%          1.86%    2.63%          2.06%    1.25%          1.28%
 servicing portfolio


Recoveries as a % of gross                -          16.96%       -          13.60%       -          27.97%       -          23.11%
 charge-offs

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Net losses as a % of                      -           1.28%       -           1.61%       -           1.49%       -           0.98%
avg. servicing portfolio
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

--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISORE
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
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                                  PaineWebber